UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 2, 2025

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street

Bellevue, Washington

(Address of principal executive offices)

98006-1350

(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The NASDAQ Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The NASDAQ Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The NASDAQ Stock Market LLC
3.150% Senior Notes due 2032	TMUS32A	The NASDAQ Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The NASDAQ Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On July 2, 2025, T-Mobile US, Inc. (the “Company”), together with T-Mobile USA, Inc., its wholly-owned subsidiary (“T-Mobile USA”), issued a press release announcing the extension of the Exchange Offers and Consent Solicitations (as defined below). The Exchange Offers and Consent Solicitations, which were previously scheduled to expire at 5:00 p.m., New York City time, on July 1, 2025, will now expire at 5:00 p.m., New York City time, on August 1, 2025, unless earlier terminated or extended by the Company and T-Mobile USA (such date and time, including any extension, the “Expiration Date”). Except for the extension of the Expiration Date, all other terms of the Exchange Offers and Consent Solicitations remain in full force and effect. A copy of this press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

As previously disclosed, on May 23, 2025, the Company announced that it, together with T-Mobile USA, had commenced offers to exchange any and all of certain outstanding senior notes of United States Cellular Corporation, a Delaware corporation (“USCC”) and solicitation of consents to amend the indentures governing such notes (the “Exchange Offers and Consent Solicitations”) in furtherance of the Securities Purchase Agreement, dated as of May 24, 2024, by and among the Company, USCC, Telephone and Data Systems, Inc. and USCC Wireless Holdings, LLC, pursuant to which, among other things, the Company will acquire substantially all of USCC’s wireless operations and select spectrum assets. See the Company’s Current Report on Form 8-K dated June 16, 2025 for more information about the Exchange Offers and Consent Solicitations.

This Current Report on Form 8-K does not constitute an offer to exchange or a solicitation of an offer to exchange the outstanding senior notes of USCC for new senior notes issued by T-Mobile USA. The Exchange Offers are being made only pursuant to the Company’s and T-Mobile USA’s Registration Statement on Form S-4 (No. 333-287414) filed with the Securities and Exchange Commission (the “Commission”) on May 20, 2025 and declared effective on May 22, 2025 and the related prospectus, dated May 23, 2025, as filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 9.01 - Financial Statements and Exhibits

The following exhibits are provided as part of this Current Report on Form 8-K:

(d) Exhibits:

Exhibit	Description

99.1	Press release, dated July 2, 2025, entitled “T-Mobile US, Inc. and T-Mobile USA, Inc. Announce Extension of Exchange Offers and Consent Solicitations for Certain of United States Cellular Corporation’s Outstanding Debt Securities”

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

July 2, 2025	/s/ Peter Osvaldik
Peter Osvaldik Executive Vice President and Chief Financial Officer